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                         AMENDMENT NO. 2

                                TO

                   AGREEMENT AND PLAN OF MERGER


          AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF MERGER, dated as of September 30, 1997, by and among BERNEX INC., a Delaware corporation ("Parent"), M-A ACQUISITION CORP., a Delaware corporation ("Acquisition"), ANDAL CORP., a New York corporation ("Andal"), and MULTI-ARC INC., a Delaware corporation (the "Company").

     WITNESSETH:

          WHEREAS, Parent, Acquisition, Andal and the Company have previously entered into an Agreement and Plan of Merger, dated as of June 9, 1997 (the "Agreement and Plan of Merger"), providing for the acquisition of the Company by Parent, by means of the merger of Acquisition with and into the Company, as previously amended by Amendment No. 1 thereto dated September 24, 1997.

          WHEREAS, for good and valuable consideration, Parent, Acquisition, Andal and the Company desire to amend the Agreement and Plan of Merger as provided herein.

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1.  Amendments to the Agreement and Plan of
Merger. Section 10.5(b) is hereby amended to read in its entirety as follows:

               (b)  The Company Shareholders will have no
liability with respect to the matters described in clause (a) or
(b) of Section 10.2, Section 10.3, Section 11.2(a) or Section
11.3 until the total of all Damages with respect to such matters exceeds $700,000, and then only for the amount by which such Damages exceed such amount; provided, that, notwithstanding the foregoing, such limitation will not apply to, and the Company Shareholders will be liable for all Damages with respect to, any claims (i) based on the failure to obtain consent of the landlord to assignment of the lease with respect to the Company's facility located in Columbus, Ohio, or (ii) based on a breach of the representations and warranties set forth in Section 3.3 to the extent that such breach relates to any of the Company's Vagle Technology, Inc., Scientific Coatings, Inc. or Scientific Coatings of Illinois, Inc. Subsidiaries. Parent and the Surviving Corporation will have no liability with respect to the matters described in clause (a) or (b) of

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Section 10.4, Section 11.2(c) or Section 11.3 until the total of all Damages with respect to such matters exceeds $700,000, and then only for the amount by which such Damages exceed such amount.

          SECTION 2. Reference to and Effect on the Agreement and Plan of Merger.

          (a) On and after the date hereof, each reference in the Agreement and Plan of Merger to "this Agreement", "hereunder", "hereof" or words of like import referring to the Agreement and Plan of Merger, and each reference in all other agreements entered into in connection with the Agreement and Plan of Merger to "thereunder", "thereof" or words of like import referring to the Agreement and Plan of Merger, shall mean and be a reference to the Agreement and Plan of Merger as amended hereby.

          (b) Except as specifically amended above, the Agreement and Plan of Merger is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

          SECTION 3. Applicable Law. This Amendment No. 2 shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the principles of conflicts of laws thereof.

          SECTION 4. Headings. The headings of the Sections of this Amendment No. 1 are inserted for convenience only and shall not be deemed to constitute a part hereof.

          SECTION 5. Counterparts. More than one counterpart of this Amendment No. 1 may be executed by the parties hereto, and each fully executed counterpart shall be deemed an original.

          SECTION 6. Capitalized Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Agreement and Plan of Merger.


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          IN WITNESS WHEREOF, the parties have executed and
delivered this Agreement as of the date first written above.

                            BERNEX INC.

                                  THOMAS WEILENMANN
                            By:___________________________
                               Name:  Thomas Weilenmann
                               Title: Chairman of the Board


                            M-A ACQUISITION CORP.

                                  THOMAS WEILENMANN
                            By:___________________________
                               Name:  Thomas Weilenmann
                               Title: Chairman of the Board


                            ANDAL CORP.

                                  PETER D. FLOOD
                            By:___________________________
                               Name:  Peter D. Flood
                               Title: Chairman, President and CEO


                            MULTI-ARC INC.

                                  PETER D. FLOOD
                            By:___________________________
                               Name:  Peter D. Flood
                               Title: President